                            LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------

We herewith submit the financial statements of the Corporation for the nine months ended September 30, 2001. In addition, there is a schedule of invest-ments provided along with other financial information.

Net assets of the Corporation at September 30, 2001 were $24.83 per share, compared with $32.69 per share at December 31, 2000 on the 20,601,309 shares and 21,053,644 shares outstanding on each respective date. On March 1, 2001, a distribution of $0.13 per share was paid consisting of $0.03 from 2000 long-term capital gain, $0.05 from 2000 short-term capital gain, $0.04 from 2000 investment income and $0.01 from 2001 investment income, all taxable in 2001. Regular 2001 investment income dividends of $0.13 per share were paid on June 1, 2001 and September 1, 2001.

Net investment income for the nine months ended September 30, 2001 amounted to $8,212,484, compared with $5,737,251 for the same period in 2000. These earn-ings are equal to $0.40 and $0.27 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 2001 amounted to $17,975,164, the equivalent of $0.87 per share.

In concert with the S&P 500, the Fund's performance suffered during the third quarter. The initial decline in energy stocks during the quarter reflected ex-pectations that global economic weakness would lower petroleum demands with a resultant sharp decline in oil prices and industry profitability. After the tragic events of September 11, investor concern over these factors intensi-fied, producing a further drop in both the overall stock market and energy eq-uities. Energy prices are likely to remain volatile during the current mili-tary action. However, within the various energy sectors, the companies repre-sented in our portfolio are some of the strongest in the industry. As the economy stabilizes and the energy markets rebalance, we believe that the port-folio is positioned to do well.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 13 of this report.

                               ----------------

We are pleased to announce the addition of Mr. Edward J. Kelly, III to the Board of Directors of the Corporation, effective October 1, 2001. Mr. Kelly is President and Chief Executive Officer of Mercantile Bankshares Corporation, a multi-bank holding company based in Baltimore, Maryland with assets of approx-imately $9 billion. Mr. Kelly was previously a Managing Director of J.P. Mor-gan Chase in New York where he was the head of that bank's Global Financial Institutions Division. He brings a wealth of investment knowledge and experi-ence to the Board of Directors.

                               ----------------

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of rea-sonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,


/s/ Douglas G. Ober

Douglas G. Ober,
Chairman and
Chief Executive Officer



/s/ Richard F. Koloski
Richard F. Koloski,
President

October 19, 2001

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 2001
                                  (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $276,110,505)                              $457,762,053
 Short-term investments (cost $48,219,587)           48,191,687 $505,953,740
----------------------------------------------------------------------------
Cash                                                                  48,262
Securities lending collateral                                     18,494,796
Receivables:
 Investment securities sold                                        4,240,224
 Dividends and interest                                              578,467
Prepaid expenses and other assets                                  1,982,627
----------------------------------------------------------------------------
   Total Assets                                                  531,298,116
----------------------------------------------------------------------------
Liabilities
Open written option contracts at value (proceeds
 $98,497)                                                             67,000
Obligations to return securities lending collat-
 eral                                                             18,494,796
Accrued expenses                                                   1,135,663
----------------------------------------------------------------------------
   Total Liabilities                                              19,697,459
----------------------------------------------------------------------------
   Net Assets                                                   $511,600,657
----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share, autho-
  rized
  50,000,000 shares; issued and outstanding
  20,601,309 shares                                             $ 20,601,309
Additional capital surplus                                       289,629,955
Undistributed net investment income                                1,807,492
Undistributed net realized gain on investments                    17,906,756
Unrealized appreciation on investments                           181,655,145
----------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                        $511,600,657
----------------------------------------------------------------------------
   Net Asset Value per Share of Common Stock                          $24.83
----------------------------------------------------------------------------

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                      Nine Months Ended September 30, 2001
                                  (unaudited)

Investment Income
 Income:
  Dividends                                                 $   8,486,380
  Interest and other income                                       981,532
--------------------------------------------------------------------------
   Total income                                                 9,467,912
--------------------------------------------------------------------------
 Expenses:
  Investment research                                             268,954
  Administration and operations                                   274,064
  Directors' fees                                                 144,250
  Reports and stockholder communications                          169,978
  Transfer agent, registrar and custodian expenses                133,707
  Auditing and accounting services                                 55,422
  Legal services                                                   10,618
  Occupancy and other office expenses                              72,675
  Travel, telephone and postage                                    49,188
  Other                                                            76,572
--------------------------------------------------------------------------
   Total expenses                                               1,255,428
--------------------------------------------------------------------------
   Net Investment Income                                        8,212,484
--------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on In-
 vestments
  Net realized gain on security transactions                   17,975,164
  Change in unrealized appreciation on investments           (183,488,987)
--------------------------------------------------------------------------
   Net Loss on Investments                                   (165,513,823)
--------------------------------------------------------------------------
Change in Net Assets Resulting from Operations              $(157,301,339)
--------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            Nine Months ended     Year ended
                                            September 30, 2001 December 31, 2000
                                            ------------------ -----------------
                                               (unaudited)
From Operations:
 Net investment income                        $   8,212,484      $  7,671,089
 Net realized gain on investments                17,975,164        27,333,550
 Change in unrealized appreciation on in-
  vestments                                    (183,488,987)      134,678,179
--------------------------------------------------------------------------------
   Change in net assets resulting from op-
    erations                                   (157,301,339)      169,682,818
--------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                           (6,408,827)       (8,104,080)
 Net realized gain from investment trans-
  actions                                        (1,670,050)      (27,598,975)
--------------------------------------------------------------------------------
   Decrease in net assets from distribu-
    tions                                        (8,078,877)      (35,703,055)
--------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of dis-
  tributions                                      --0--            18,901,062
 Cash in lieu of fractional shares issued
  in payment of 3-for-2 stock split               --0--               (68,568)
 Cost of shares purchased (Note 4)              (11,191,994)      (29,714,391)
--------------------------------------------------------------------------------
   Change in net assets from capital share
    transactions                                (11,191,994)      (10,881,897)
--------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets     (176,572,210)      123,097,866
Net Assets:
 Beginning of period                            688,172,867       565,075,001
--------------------------------------------------------------------------------
 End of period (including undistributed
  net investment income of
  $1,807,492 and $3,835, respectively)        $ 511,600,657      $688,172,867
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                   NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 2001 was $324,367,267, and net unrealized appreciation aggregated $181,684,970, of which the related gross unrealized appreciation and depreciation were $202,486,713 and $20,801,743, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassi-fications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2001 were $31,532,096 and $66,102,945, respectively. Options may be written or purchased by the Cor-poration. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing options is limited to the premium origi-nally paid. Option transactions comprised an insignificant portion of opera-tions during the period ended September 30, 2001. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation has 5,000,000 unissued preferred shares without par value.

On October 19, 2000, the Corporation effected a 3-for-2 stock split. All ref-erences to the number of outstanding shares and per share amounts have been adjusted retroactively to reflect the stock split.

The Corporation may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transac-tions in common stock for 2001 and 2000 were as follows:

                                    Shares                     Amount
                          -------------------------- ---------------------------
                           Nine months                Nine months
                              ended      Year ended      ended       Year ended
                          September 30, December 31, September 30,  December 31,
                              2001          2000         2001           2000
                          ------------- ------------ -------------  ------------
Shares issued in payment
 of dividends                              760,799                  $ 18,901,062
Shares issued for
 3-for-2 stock split                     6,827,415                       --
Cash in lieu of
 fractional shares
 issued in payment of 3-
 for-2 stock split                                                       (68,568)
---------------------------------------------------------------------------------
 Total increase                --        7,588,214        --          18,832,494
---------------------------------------------------------------------------------
Shares purchased (at an
 average discount from
 net asset value of 9.9%
 and 16.5%,
 respectively)              (396,350)     (848,750)  $(11,191,994)   (29,714,391)
---------------------------------------------------------------------------------
 Total decrease             (396,350)     (848,750)   (11,191,994)   (29,714,391)
---------------------------------------------------------------------------------
Net change                  (396,350)    6,739,464   $(11,191,994)  $(10,881,897)
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Corporation held a total of 589,086 shares and 192,736 shares at September 30, 2001 and December 31, 2000, respectively. The total cost of these shares amounted to $15,521,668 and $4,329,674 on each respective date.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render.

Under the plan, the exercise price of the options and related stock apprecia-tion rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2001, there were 212,694 options outstanding at a weighted average exercise price of $14.7283 per share. During the nine months ended September 30, 2001, the Corporation granted options including stock appreciation rights for 20,664 shares of com-mon stock with an exercise price of $27.0938 During the period stock apprecia-tion rights relating to 84,361 stock option shares were exercised at a weighted average market price of $28.2398 per share and the stock options re-lating to these rights, which had a weighted average exercise price of $11.5078, were cancelled. At September 30, 2001, there were outstanding exer-cisable options to purchase 20,031 common shares at $10.7917-$20.8967 (weighted average price of $15.7808) per share and unexercisable options to purchase 128,966 common shares at $10.7917-$27.0138 per share (weighted aver-age price of $18.5114). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.5410 years and 6.2436 years, respectively. The total compensation expense for stock options and stock appreciation rights recognized for the nine months ended September 30, 2001 was $(275,508). At September 30, 2001, there were 298,698 shares avail-able for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds and mutual funds.

The actuarially computed net pension cost credit for the nine months ended September 30, 2001 was $38,697, and consisted of service cost of $78,548, in-terest cost of $162,954 expected return on plan assets of $269,695 and net am-ortization credit of $10,504.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 7.5%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2001, the projected benefit obligation for service rendered to date was $2,935,689. During the nine months ended September 30, 2001, the pro-jected benefit obligation increased due to service cost and interest cost of $78,548 and $162,954, respectively, and decreased due to benefit payments in the amount of $58,100. The projected benefit obligation at September 30, 2001 was $3,119,091.

On January 1, 2001, the actual fair value of plan assets was $4,533,648. Dur-ing the nine months ended September 30, 2001, the fair value of plan assets increased due to the expected return on plan assets of $269,695 and decreased due to benefit payments in the amount of $58,100. At September 30, 2001, the projected fair value of plan assets amounted to $4,745,243, which resulted in excess plan assets of $1,626,152. The remaining components of prepaid pension cost at September 30, 2001 included $185,948 in unrecognized net gain, $252,556 in unrecognized prior service cost and $9,275 is the remaining por-tion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at Sep-tember 30, 2001 was $1,683,485.

-------------------------------------------------------------------------------

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at September 30, 2001 for employees and former employees of the Corporation was $1,064,243. Aggregate remuneration paid or accrued during the nine months ended September 30, 2001 to officers and directors amounted to $279,344, which includes a credit of $275,508 for stock options and stock appreciation rights.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash depos-its, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the in-vestment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securi-ties loaned plus accrued interest. Gain or loss in the fair value of securi-ties loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 2001, the Corporation had outstanding loans of $17,262,364 and held collateral of $18,494,796.

                               ----------------

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities and Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corpora-tion's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, pe-troleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           Nine Months Ended
                          -------------------
                              (unaudited)
                                                           Year Ended December 31
                          Sept. 30, Sept. 30, -------------------------------------------------
                            2001      2000      2000      1999      1998      1997      1996
                          --------- --------- --------- --------- --------- --------- ---------
Per Share Operating
 Performance*
Net asset value,
 beginning of period       $32.69    $26.32     $26.32    $22.87    $27.64    $24.73    $21.01
-----------------------------------------------------------------------------------------------
Net investment income        0.40      0.27       0.37      0.48      0.55      0.51      0.53
Net realized gains and
 change in unrealized
 appreciation
 (depreciation) and
 other changes              (7.93)     7.33       7.46      4.51     (3.79)     3.95      4.62
-----------------------------------------------------------------------------------------------
Total from investment
 operations                 (7.53)     7.60       7.83      4.99     (3.24)     4.46      5.15
-----------------------------------------------------------------------------------------------
Capital share
 repurchases                 0.06      0.24       0.28      0.01      --        --        --
-----------------------------------------------------------------------------------------------
Less distributions
Dividends from net
 investment income          (0.31)    (0.31)     (0.39)    (0.48)    (0.52)    (0.51)    (0.55)
Distributions from net
 realized gains             (0.08)    (0.08)     (1.35)    (1.07)    (1.01)    (1.04)    (0.88)
-----------------------------------------------------------------------------------------------
Total distributions         (0.39)    (0.39)     (1.74)    (1.55)    (1.53)    (1.55)    (1.43)
-----------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $24.83    $33.77     $32.69    $26.32    $22.87    $27.64    $24.73
-----------------------------------------------------------------------------------------------
Per share market price,
 end of period             $22.66    $28.04     $27.31    $21.50    $20.42    $24.33    $23.17
Total Investment Return
Based on market price      (15.9)%    32.6%      36.1%     13.3%    (10.0)%    11.7%     31.2%
Based on net asset value   (23.0)%    30.4%      33.1%     23.8%    (11.1)%    18.9%     25.5%
Ratios/Supplemental Data
Net assets, end of
 period (in 000's)        $511,601  $690,715  $688,173  $565,075  $474,821  $556,453  $484,589
Ratio of expenses to
 average net assets          0.27%+    0.60%+     0.59%     0.43%     0.31%     0.47%     0.63%
Ratio of net investment
 income to average
 net assets                  1.74%+    1.25%+     1.24%     1.86%     2.13%     1.91%     2.31%
Portfolio turnover           7.00%+    8.81%+     7.68%    11.89%    12.70%    13.09%    15.50%
Number of shares
 outstanding at end of
 period (in 000's)*         20,601    20,457     21,054   21,471    20,762    20,134    19,599

--------
*Prior year data have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.
+Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               September 30, 2001
                                  (unaudited)

                                                  Shares    Value (A)
                                                  -------   ---------

Stocks And Convertible Securities -- 89.4%

Energy -- 80.4%
 Internationals -- 29.5%
  BP plc ADR                                       482,000 $ 23,699,940
  Chevron Corp. (B)                                160,000   13,560,000
  Exxon Mobil Corp.                              1,214,462   47,849,823
  Royal Dutch Petroleum Co.                        810,000   40,702,500
  "Shell" Transport and Trading                    200,000    8,880,000
   Co., plc ADR
  Texaco Inc.                                      120,000    7,800,000
  TotalFinaElf ADR                                 125,000    8,443,750
                                                           ------------
                                                            150,936,013
                                                           ------------
 Domestics -- 8.0%
  Amerada Hess Corp.                                80,000    5,080,000
  Conoco Inc. Class B                              300,000    7,602,000
  Kerr McGee Corp.                                 177,153    9,196,012
  Murphy Oil Corp. (B)                             100,000    7,236,000
  Unocal Capital Trust $3.125
   Conv. Pfd.                                       72,540    3,386,711
  Unocal Corp.                                     150,000    4,875,000
  Valero Energy Corp. (B)                          100,000    3,510,000
                                                           ------------
                                                             40,885,723
                                                           ------------
 Producers -- 9.9%
  Anadarko Petroleum Corp.                         297,746   14,315,641
  Apache Corp.                                     140,000    6,020,000
  Devon Energy Corp (B)                            122,500    4,214,000
  EOG Resources, Inc.                              200,000    5,786,000
  Noble Affiliates Inc.                            125,000    3,873,750
  Occidental Petroleum Corp.                       175,000    4,259,500
  Ocean Energy, Inc.                               550,000    8,965,000
  Stone Energy Corp. (C)                           104,300    3,358,460
                                                           ------------
                                                             50,792,351
                                                           ------------
 Distributors -- 17.7%
  Atmos Energy Corp.                               139,500    3,013,200
  Duke Energy Corp. 8.25% Conv.                    160,000    4,208,000
   Pfd. due 2004
  Duke Energy Corp.                                 77,200    2,922,020
  El Paso Corp.                                    366,000   15,207,300
  Energen Corp.                                    250,000    5,625,000
  Equitable Resources Inc.                         361,000   10,833,610
  Keyspan Corp.                                    220,000    7,312,800
  Kinder Morgan, Inc. 8.25% PEPS                   130,000    8,175,700
   Units due 2001
  National Fuel Gas Co.                            200,000    4,606,000
  New Jersey Resources, Inc.                       185,000    8,178,850
  Northwestern Corp.                               200,000    4,400,000
  Questar Corp.                                    268,000    5,408,240
  TECO Energy, Inc.                                200,000    5,420,000
  The Williams Companies, Inc.                     200,000    5,460,000
                                                           ------------
                                                             90,770,720
                                                           ------------

                                                     Shares   Value (A)
                                                     ------   ---------

 Services -- 7.9%
  BJ Services Co. (C)                                400,000 $  7,116,000
  Core Laboratories (C)                              209,400    2,692,884
  Grant Prideco Inc. (C)                             308,000    1,875,720
  Nabors Industries, Inc. (C)                        200,000    4,194,000
  Santa Fe International Corp. (B)                   180,000    3,825,000
  Schlumberger Ltd.                                  229,400   10,483,580
  Transocean Sedco Forex Inc.                        200,000    5,280,000
  Weatherford International,
    Inc. (B)(C)                                      190,000    4,846,900
                                                             ------------
                                                               40,314,084
                                                             ------------
 Electrical Power -- 7.4%
  Calpine Capital Trust 5.75%                         80,000    5,880,000
   Conv. Pfd. HIGH TIDES
  Calpine Corp. (B)(C)                                40,000      912,400
  Dynegy, Inc. Class A                               175,000    6,063,750
  Enron Corp. $27.30 Conv Pfd.                        20,000   14,867,580
   Ser. J (B)
  Mirant Corp. (C)                                   149,000    3,263,100
  Mirant Trust 6.25% Conv. Pfd.                        8,000      428,000
   Ser. A
  Orion Power Holdings, Inc. (C)                     245,000    6,247,500
                                                             ------------
                                                               37,662,330
                                                             ------------
Basic Industries -- 9.0%
 Basic Materials & Other -- 5.6%
  Arch Coal Inc.                                     155,000    2,418,000
  Engelhard Corp.                                    300,000    6,930,000
  General Electric Co.                               490,000   18,228,000
  Philadelphia Suburban Corp.                         48,200    1,265,732
                                                             ------------
                                                               28,841,732
                                                             ------------
 Paper and Forest Products -- 3.4%
  Boise Cascade Corp.                                205,000    6,047,500
  Mead Corp.                                         210,000    5,812,800
  Temple-Inland, Inc.                                120,000    5,698,800
                                                             ------------
                                                               17,559,100
                                                             ------------
Total Stocks And Convertible Securities
 (Cost $276,110,505) (D)                                      457,762,053
                                                             ------------

-------------------------------------------------------------------------------

                              September 30, 2001
                                  (unaudited)



                                                       Prin. Amt. Value (A)
                                                       ---------- ---------
Short-Term Investments -- 9.5%
 U.S. Government Obligations -- 1.4%
  U.S. Treasury Bills, 3.33%,                          $7,000,000 $6,965,683
     due 11/23/01                                                  ---------
 Commercial Paper -- 8.1%
  BellSouth Corp.,                                      4,410,000  4,406,888
     2.54%, due 10/11/01
  Chevron USA,                                          3,370,000  3,369,438
     2.00%, due 10/4/01
  Coca-Cola Corp.,                                      5,375,000  5,368,198
     2.68%, due 10/18/01
  Deere & Co.,                                          5,000,000  4,997,311
     2.42%, due 10/09/01
  Ford Motor Credit Co.,                                5,000,000  4,998,750
     3.00%, due 10/4/01
  General Electric Capital Corp.,                       3,075,000  3,074,231
     3.00%, due 10/4/01
  Kraft Foods 3.45%, due 10/2/01                        5,000,000  4,999,522

                                                        Prin. Amt.
                                                            or
                                                          No. of
                                                        Contracts   Value (A)
                                                        ----------  ---------
 Commercial Paper -- Continued
  Texaco Inc.,                                          $5,000,000 $  4,999,522
     3.44% due 10/2/01
  Toyota Credit Puerto Rico,                             5,000,000    4,996,144
     3.47%, due 10/9/01                                             ------------
                                                                     41,210,004
                                                                   ------------
 Purchased Options -- 0.0%
  Murphy Oil Corp. Put, Oct.
   2001, Strike Price $65.00                                20,000       16,000
                                                                   ------------
Total Short-Term Investments
 (Cost $48,219,587)                                                  48,191,687
                                                                   ------------
Total Investments
 (Cost $324,330,092)                                                505,953,740
 Cash, receivables and other
 assets, less liabilities                                             5,646,917
                                                                   ------------
Net Assets--100.0%                                                 $511,600,657
                                                                   ============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) All or a portion of these securities is on loan. See Note 7 to Financial Statements.
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at September 30, 2001 covering open call option contracts written was $2,082,200. In addition, the aggregate market value of securities segregated by the custodian re-quired to collateralize open put option contracts written was $312,000.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
                During the Three Months Ended September 30, 2001
                                  (unaudited)

                                                    Shares
                                    -------------------------------------------
                                                                    Held
                                    Additions     Reductions September 30, 2001
                                    ---------     ---------- ------------------
Arch Coal Inc. ...................    48,000                       155,000
Chevron Corp. ....................    10,000                       160,000
Exxon Mobil Corp..................   607,231(/1/)                1,214,462
National Fuel Gas Co..............   100,000(/1/)                  200,000
Philadelphia Suburban Corp. ......    48,200                        48,200
Atmos Energy Corp. ...............                  85,500         139,500
Diamond Offshore Drilling Inc. ...                  96,800           --
ENSCO International, Inc. ........                 120,000           --
EOG Resources Inc. ...............                  25,000         200,000
General Electric Co. .............                  80,000         490,000
Global Industries Ltd. ...........                 150,000           --
Newpark Resources, Inc. ..........                 250,000           --
Petrobras ADS.....................                 150,000           --
Petroleum Geo-Services ASA ADR....                 250,000           --
Royal Dutch Petroleum Co. ........                  40,000         810,000
"Shell" Transport and Trading Co.,
 plc ADR .........................                  40,000         200,000
Tesoro Petroleum Corp. ...........                 300,000           --
Transocean Sedco Forex Inc. ......                  30,000         200,000
Valero Energy Corp. ..............                  25,000         100,000

--------
(/1/)By stock split.

                              ------------------

  This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their in-formation. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                             Dividends  Distributions
                                                      Net     from Net    from Net
                                                     Asset   Investment   Realized
                           Value of      Shares    Value per   Income       Gains
 December 31              Net Assets  Outstanding*  Share*   per Share*  per Share*
------------             ------------ ------------ --------- ---------- -------------
1991.................... $314,024,187  16,778,358   $18.71      $.61        $ .82
1992....................  320,241,282  17,369,255    18.44       .51          .82
1993....................  355,836,592  18,010,007    19.76       .55          .87
1994....................  332,279,398  18,570,450    17.89       .61          .79
1995....................  401,404,971  19,109,075    21.01       .58          .81
1996....................  484,588,990  19,598,729    24.73       .55          .88
1997....................  566,452,549  20,134,181    27.64       .51         1.04
1998....................  474,821,118  20,762,063    22.87       .52         1.01
1999....................  565,075,001  21,471,270    26.32       .48         1.07
2000....................  688,172,867  21,053,644    32.69       .39         1.35
September 30, 2001
 (unaudited)............  511,600,657  20,601,309    24.83       .31         0.08

--------
*Prior years have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.

                            ----------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                       Petroleum & Resources Corporation
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                            Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (866) 723-8330
                      E-mail: Shareowner-svcs@bankofny.com

                      SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the es-timated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an elec-tion card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Pe-troleum & Resources shares. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment  $7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee            $2.50 per investment
 Brokerage Commission        $0.05 per share
Reinvestment of Dividends**
 Service Fee          10% of amount invested
            (maximum of $2.50 per investment)
 Brokerage Commission        $0.05 per share

Sale of Shares
 Service Fee                                      $10.00
 Brokerage Commission                    $0.05 per share
Deposit of Certificates for safekeeping         Included
Book to Book Transfers                          Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)           $500.00
Minimum optional investment (existing holders)      $50.00
Electronic Funds Transfer (monthly minimum)         $50.00
Maximum per transaction                         $25,000.00
Maximum per year                                      NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  ----------
The Corporation       The Transfer
Petroleum & Re-       Agent
 sources Corp.        The Bank of
Lawrence L. Hooper,    New York
 Jr.,                 Shareholder
Vice President,        Relations
 Secretary and Gen-    Dept.-8W
 eral Counsel         P.O. Box 11258
Seven St. Paul        Church Street
 Street, Suite 1140    Station
Baltimore, MD 21202   New York, NY
(800) 638-2479         10286
Website:              (866) 723-8330
www.peteres.com       Website:
E-mail:               http://stock.bankofny.com
contact@peteres.com   E-mail:
                      Shareowner-
                      svcs@
                      bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.

PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------
Board of Directors

Enrique R. Arzac/2,4/           Douglas G. Ober/1/
Daniel E. Emerson/1,4/          Landon Peters/3,4/
Edward J. Kelly, III*           John J. Roberts/2,4/
Thomas H. Lenagh/2,3/           Susan C. Schwab/1,3/
W.D. MacCallan/1,4/             Robert J.M. Wilson/1,3/
W. Perry Neff/1,2/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee
*  Effective October 1, 2001

Officers

Douglas G. Ober             Chairman and
                              Chief Executive Officer
Richard F. Koloski          President
Joseph M. Truta             Executive Vice President
Nancy J.F. Prue             Vice President--Research
Lawrence L. Hooper, Jr.     Vice President,
                              Secretary and
                              General Counsel
Maureen A. Jones            Vice President and
                              Treasurer
Christine M. Sloan          Assistant Treasurer
Geraldine H. Stegner        Assistant Secretary

                                  ----------
                                  Stock Data
                                  ----------

Price (9/30/01)                          $22.66
Net Asset Value (9/30/01)                $24.83
Discount:                                  8.7%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

                              ---------------------
                              Distributions in 2001
                              ---------------------

From Investment Income                    $0.31
From Net Realized Gains                    0.08
                                          -----
    Total                                 $0.39
                                          =====

                           ---------------------------
                           2001 Dividend Payment Dates
                           ---------------------------

                                  March 1, 2001
                                  June 1, 2001
                                  September 1, 2001
                                  December 27, 2001*
                              *Anticipated

                                   [GRAPHIC]

                   [LOGO] Petroleum & Resources Corporation

                              Third Quarter Report
--------------------------------------------------------------------------------
                               September 30, 2001

                            investing in resources
                                           for the future